Morgan Stanley California Quality Municipal Securities
                          Item 77(O) 10F-3 Transactions
                       April 1, 2003 - September 30, 2003



 Security   Purcha   Size    Offeri   Total   Amount   % of    % of
Purchased     se/     of       ng    Amount     of    Offeri   Fund   Brokers
             Trade  Offeri   Price     of     Shares    ng      s
             Date     ng       of   Offering  Purcha  Purcha   Tota
                             Shares             sed     sed     l
                                                By      By     Asse
                                               Fund    Fund     ts
            04/25/     -     $97.75 $2,050,0  3,000,   0.15%   1.45   Merrill
 State of     03             Variou    00,      000             %     Lynch &
California                     s       000                            Co, Bear
 Various                                                             Stearns &
 Purpose                                                             Co Inc, EJ
 General                                                             De La Rosa
Obligation                                                           & Co Inc,
  Bonds                                                               Goldman
                                                                      Sachs &
                                                                     Co, Morgan
                                                                     Stanley &
                                                                         Co
                                                                     Incorporat
                                                                       ed, AG
                                                                      Edwards,
                                                                      Banc of
                                                                      America
                                                                     Securities
                                                                     LLC, Banc
                                                                        One
                                                                      Capital
                                                                      Markets
                                                                     Inc, CIBC
                                                                       World
                                                                      Markets
                                                                       Corp,
                                                                     Citigroup,
                                                                       First
                                                                       Albany
                                                                     Corporatio
                                                                      n, Great
                                                                      Pacific
                                                                     Securities
                                                                        Inc,
                                                                     Henderson
                                                                      Capital
                                                                      Partners
                                                                      LLC, JP
                                                                      Morgan,
                                                                      Jackson
                                                                     Securities
                                                                      , Lehman
                                                                     Brothers,
                                                                        Loop
                                                                      Capital
                                                                      Markets
                                                                        LLC,
                                                                      O'Connor
                                                                     Southwest
                                                                     Securities
                                                                     , Ramirez
                                                                     & Co Inc,
                                                                      Redwood
                                                                     Securities
                                                                     Group Inc,
                                                                      Roberts
                                                                      and Ryan
                                                                     Investment
                                                                       s Inc,
                                                                      Siebert
                                                                     Brandford
                                                                     Shank & Co
                                                                     LLC, Stone
                                                                         &
                                                                     Youngberg
                                                                        LLC,
                                                                       Sutter
                                                                     Securities
                                                                     Incorporat
                                                                      ed, UBS
                                                                       Paine
                                                                       Webber
                                                                     Inc, Wells
                                                                       Fargo
                                                                     Institutio
                                                                        nal
                                                                     Securities
                                                                      LLC and
                                                                      Westhoff
                                                                       Cone &
                                                                     Holmstedt







California                                                              UBS
Infrastruc                                                           Financial
 ture and                                                             Services
 Economic                                                               Inc,
Developmen                                                           Citigroup,
t Bank Bay                                                            Merrill
Area Toll   08/06/     -     $102.9 $1,160,4  5,000,   0.43%   2.53   Lynch &
 Bridges      03               4       35,      000             %       Co,
 Seismic                     Variou    000                            Fidelity
 Retrofit                      s                                      Capital
 Revenue                                                              Markets,
  Bonds,                                                               First
  Series                                                               Albany
  2003A                                                              Corporatio
First Lien                                                           n, Goldman
  Bonds                                                               Sachs &
                                                                     Co, Great
                                                                      Pacific
                                                                     Securities
                                                                         ,
                                                                     Henderson
                                                                      Capital
                                                                      Partners
                                                                      LLC, JP
                                                                      Morgan,
                                                                        Lam
                                                                     Securities
                                                                     Investment
                                                                       s Inc,
                                                                       Lehman
                                                                     Brothers,
                                                                       Morgan
                                                                     Stanley &
                                                                         Co
                                                                     Incorporat
                                                                     ed, Prager
                                                                     Sealy & Co
                                                                     LLC, Quick
                                                                      & Reilly
                                                                      Inc, RBC
                                                                        Dain
                                                                     Rauscher,
                                                                      Redwood
                                                                     Securities
                                                                     Group Inc,
                                                                      Roberts
                                                                      and Ryan
                                                                     Investment
                                                                     s Inc and
                                                                      Stone &
                                                                     Youngberg
                                                                        LLC


   The                                                                 Lehman
Regents Of                                                            Brothers
   The                                                                EJ De La
University  08/20/  9,327,   $98.02 $914,270  5,000,   0.55%   2.54  Rosa & Co
    of        03      382             ,000      000             %       Inc,
California                                                            Goldman
, General                                                             Sachs &
 Revenue                                                              Co, Banc
Bonds 2003                                                           of America
 Series A                                                            Securities
                                                                        LLC,
                                                                     Citigroup,
                                                                      Estrada
                                                                     Hinojosa &
                                                                      Company
                                                                     Inc, Great
                                                                      Pacific
                                                                     Securities
                                                                      Inc, JP
                                                                      Morgan,
                                                                      Merrill
                                                                      Lynch &
                                                                     Co, Morgan
                                                                     Stanley &
                                                                         Co
                                                                     Incorporat
                                                                      ed, SBK
                                                                       Brooks
                                                                     Investment
                                                                       Corp,
                                                                      Siebert
                                                                     Brandford
                                                                     Shank & Co
                                                                      LLC and
                                                                        UBS
                                                                     Financial
                                                                      Services
                                                                        Inc


                                                                     Citigroup,
   The                                                                EJ De La
Metropolit                                                           Rosa & Co
 an Water                                                            Inc, Bear
 District                                                            Stearns &
    of      09/05/     -     Variou $200,000  8,400,   4.20%   4.18  Co Inc, JP
 Southern     03               s      ,000      000             %     Morgan,
California                                                             Lehman
  , 2003                                                             Brothers,
Authorizat                                                              Loop
   ion                                                                Capital
Series B1                                                             Markets,
   & B2                                                                Morgan
                                                                     Stanley &
                                                                         Co
                                                                     Incorporat
                                                                        ed,
                                                                     Ramirez &
                                                                      Co Inc,
                                                                      Siebert
                                                                     Brandford
                                                                     Shank & Co
                                                                      LLC and
                                                                        UBS
                                                                     Financial
                                                                      Services
                                                                        Inc